                                                                  Exhibit 10.5.4
                                                     Name:  Lynn W. Conrad, M.D.


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
             L.L.C.                         PERCENTAGE                     CASH
           OWNERSHIP                         OWNERSHIP                    AMOUNT
       --------------------                 ----------                   -------
            $30,000                             2%                       $39,000





                                            /s/  Lynn W. Conrad, M.D.
                                            ------------------------------------
                                            Name:   Lynn W. Conrad, M.D.

May 22, 2002
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